UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2021

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 27, 2021, Farmers National Banc Corp. (the “Company”), first sent to the shareholders of Cortland Bancorp. (“Cortland”) a Cover Letter, two Election Forms and Letters of Transmittal and two Instructions to Election Form and Letter of Transmittal (collectively, the “Exchange Agent Documents”) in connection with the proposed merger of Cortland with and into FMNB Merger Subsidiary IV, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of June 22, 2021, by and among the Company, Merger Sub and Cortland (the “Merger”). Copies of the forms of the Exchange Agent Documents are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 and are incorporated herein by reference.

Important Additional Information About the Merger.

In connection with the proposed Merger, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a proxy statement of Cortland and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. The joint proxy statement/prospectus included in the Registration Statement on Form S-4 should not be read alone, but should be read in conjunction with the other information regarding the Company, Cortland and the proposed Merger that is contained in, or incorporated by reference into, the Registration Statement on Form S-4.

SHAREHOLDERS OF CORTLAND AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED IN THE EFFECTIVE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CORTLAND, AND THE PROPOSED MERGER.

Investors and security holders may obtain free copies of the Registration Statement on Form S-4 and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.farmersbankgroup.com or may be obtained from the Company by written request to Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The respective directors and executive officers of the Company and Cortland and other persons may be deemed to be participants in the solicitation of proxies from Cortland shareholders with respect to the proposed Merger. Information regarding the directors and executive officers of the Company is available in its proxy statement filed with the SEC on March 12, 2021 in connection with its 2021 Annual Meeting of Shareholders. Information regarding directors and executive officers of Cortland is available on its website at www.cortlandbank.com. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and will be contained in other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Cover Letter

99.2	Election Form and Letter of Transmittal – Common Shares

99.3	Election Form and Letter of Transmittal – 401(k) Plan Participants

99.4	Instructions to Election Form and Letter of Transmittal – Common Shares

99.5	Instructions to Election Form and Letter of Transmittal – 401(k) Plan Participants

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: September 27, 2021